UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

Twelve Seas Investment Company

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38540	82-3667722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 E. 57th St., 18th Floor

New York, New York 10022

(Address of principal executive offices, including Zip Code)

(917) 208-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	BROGU	The NASDAQ Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BROG	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	BROGR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one Ordinary Share for $11.50 per share	BROGW	The NASDAQ Stock Market LLC

ADDITIONAL INFORMATION

Brooge Holdings Limited, a Cayman Islands exempted company (” Pubco “), filed with the Securities and Exchange Commission (the ” SEC”) a registration statement on Form F-4 (File No. 333-233964) on September 27, 2019 (as amended, the ” Registration Statement “), which included a preliminary proxy statement of Twelve Seas Investment Company, a Cayman Islands exempted company (” Twelve Seas “), and a prospectus in connection with the proposed business combination transaction (the ” Business Combination “) involving Twelve Seas, Pubco, Brooge Petroleum And Gas Investment Company FZE, a company formed under the laws of the Fujairah Free Zone, UAE (” BPGIC “) and Brooge Petroleum and Gas Investment Company (BPGIC) PLC, a company formed under the laws of England and Wales (“Seller”). On November 5, 2019, Pubco filed Amendment No. 1 to the Registration Statement. On November 14, 2019, Pubco filed Amendment No. 2 to the Registration Statement. Following the effectiveness of the Registration Statement, Twelve Seas will mail a definitive proxy statement and other relevant documents to its shareholders as of November 15, 2019, the record date established for voting on the Business Combination. Shareholders of Twelve Seas and other interested persons are advised to read, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement, when available, in connection with Twelve Seas’ solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents contain and will contain important information about Twelve Seas, BPGIC, Pubco, Seller and the Business Combination, including the merger of Twelve Seas with a wholly-owned subsidiary of Pubco which will result in the current security holders of Twelve Seas becoming security holders of Pubco. Shareholders will also be able to obtain copies of the Registration Statement and the related proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Twelve Seas by contacting its Chief Financial Officer, Stephen N. Cannon, c/o Twelve Seas Investment Company, 135 East 57th Street, 18th Floor, New York, New York 10022, or at info@twelveseascapital.com.

DISCLAIMER

This report and the exhibits hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption from registration requirements.

PARTICIPANTS IN THE BUSINESS COMBINATION

Twelve Seas, Pubco, BPGIC, Seller and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of Twelve Seas in connection with the Business Combination. Shareholders of Twelve Seas and other interested persons may obtain more information regarding the names and interests in the proposed transaction of Twelve Seas’ directors and officers in Twelve Seas’ filings with the SEC, including in the Registration Statement and in the preliminary proxy statement of Twelve Seas which was filed with the SEC on September 27, 2019 (as amended, the “Preliminary Proxy Statement”) and in the definitive proxy statement, final prospectus and other relevant documents when they are filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties concerning the Business Combination, BPGIC’s and Pubco’s expected financial performance, as well as their strategic and operational plans. The actual results may differ materially from expectations, estimates and projections due to a number of risks and uncertainties and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These risks and uncertainties include, but are not limited to: (1) BPGIC’s ability to obtain additional land on which it can develop additional facilities on commercially attractive terms, including its ability to enter into a final lease agreement for the plot of land in the part of Fujairah where BPGIC currently plans to locate its Phase III facilities; (2) the loss of any end-users; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement by and between Twelve Seas, Pubco, Brooge Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco, BPGIC and Seller (the “Business Combination Agreement”); (4) the outcome of any legal proceedings that may be instituted against Twelve Seas, BPGIC, Pubco or others following announcement of the Business Combination Agreement and the transactions contemplated therein; (5) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the shareholders of Twelve Seas; (6) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain consents and approvals of BPGIC’s shareholders and investors or other relevant third parties; (7) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (8) delays in satisfying in a timely manner the other conditions contained in the Business Combination Agreement; (9) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (10) the inability to recognize the anticipated benefits of the Business Combination; (11) the ability to obtain or maintain the listing of Pubco’s securities on NASDAQ following the Business Combination, including having the requisite number of shareholders; (12) costs related to the Business Combination; (13) changes in applicable laws or regulations; (14) the possibility that BPGIC may be adversely affected by other economic, business, and/or competitive factors; and (15) other risks and uncertainties indicated from time to time in filings with the SEC by Twelve Seas or Pubco. Readers are referred to the most recent reports filed with the SEC by Twelve Seas and Pubco. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

FOR INVESTOR AND MEDIA INQUIRIES, PLEASE CONTACT:

Investor Relations

The Equity Group Inc.

Fred Buonocore – (212) 836-9607 / fbuonocore@equityny.com

Mike Gaudreau – (212) 836-9620 / mg@equityny.com

Twelve Seas Investment Company

Stephen N. Cannon, Chief Financial Officer

Email: info@twelveseascapital.com

Item 8.01 Other Events.

On November 15, 2019, Twelve Seas issued a press release announcing that Pubco has filed an amendment to the Registration Statement and Twelve Seas has filed an amendment to the Preliminary Proxy Statement. Pubco also announced that it has informed Twelve Seas that it intends to engage in discussions with certain investors and potential investors in Twelve Seas regarding Pubco possibly paying a quarterly dividend to its public shareholders after the consummation of the Business Combination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2019

Twelve Seas Investment Company

By:	/s/ Stephen N. Cannon
Stephen N. Cannon
Chief Financial Officer

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